Exhibit 10.18

AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of September 8, 2004 by and between METRO STORAGE LLC, a Delaware limited liability company (“Seller”) and Acquiport/Amsdell I Limited Partnership, a Delaware limited partnership (“Buyer”).

     Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated as of August 13, 2004 (the “Contract”). Initially capitalized terms not otherwise defined herein shall have the meanings given such terms in the Contract.

     1. Buyer has completed its financial due diligence, and the Initial Inspection Period is accordingly hereby amended to expire as of September 7, 2004. Buyer shall accordingly have no further right to terminate the Contract pursuant to Section 6.4(a) thereof, and $1,000,000 of the Earnest Money is accordingly now completely earned and non-refundable unless the Contract is terminated by Buyer in accordance with the terms of Section 6.3(b), Section 6.4(b) or Section 11.1 thereof.

     2. The Extended Inspection Period is hereby amended to be through and including September 13, 2004 rather than September 20, 2004. The references to September 20, 2004 in Section 4.1 of the Contract are also hereby amended to be September 13, 2004, such that the Earnest Money shall be released by the Escrow Agent on the sole order of Seller or Seller’s attorney at any time after September 13, 2004 rather than September 20, 2004. Seller shall provide a copy of this Amendment to the Escrow Agent, and the parties agree that this Amendment similarly amends the Escrow Agreement to provide for release of the Earnest Money at the sole order of Seller or Seller’s attorney at any time after September 13, 2004.

     3. As amended hereby, the Contract remains in full force and effect.

     4. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be made as of the day and year first above stated.

BUYER:	SELLER

ACQUIPORT/AMSDELL I LIMITED	METRO STORAGE LLC, a Delaware limited
PARTNERSHIP, A Delaware limited	liability company
partnership

By:	Amsdell Partners, Inc.,	By:	Rockland Investments LLC, its
	an Ohio corporation		Managing Member

By:	/s/ Barry L. Amsdell	By:	/s/ K. Blair Nagel

	Barry L. Amsdell, Vice President	Name:	K. Blair Nagel

		Title:	Member